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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                        DATE OF REPORT - NOVEMBER 7, 2000

                          AMERICAN VANGUARD CORPORATION
             (Exact name of registrant as specified in its charter)



       DELAWARE                     0-6354                        95-2588080
(State of incorporation)      (Commission File No.)           (IRS Employer No.)



4695 MACARTHUR COURT, NEWPORT BEACH, CALIFORNIA                    92660
    (Address of principal executive offices)                     (Zip Code)



                                 (949) 260-1200
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On November 2, 2000, American Vanguard Corporation issued the press release attached hereto as Exhibit 99.3. The release announced that, in addition to the Company's results of operations for the three and nine months ended September 30, 2000,

         . . . In light of the Company's performance and prospects, the Board of Directors has authorized the repurchase of up to 11% (300,000) of American Vanguard's outstanding shares of common stock. The shares may be purchased from time to time in open market transactions, depending on price, availability and the Company's cash position. There were approximately 2.7 million shares of American Vanguard Common Stock outstanding as of November 2, 2000 . . .

described in Exhibit 99.3.

ITEM 7.  EXHIBITS.

         99.3     Press release issued November 2, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN VANGUARD CORPORATION

Date: November 7, 2000              By: /s/ J. A. Barry
                                        ----------------------------------------
                                        J. A. Barry
                                        Senior Vice President
                                        Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------

  99.3                    Press Release issued November 2, 2000


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